UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Sanmina Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SANMINA CORPORATION INVESTOR RELATIONS 30 E. PLUMERIA DRIVE SAN JOSE, CALIFORNIA 95134	Your Vote Counts! SANMINA CORPORATION 2025 Annual Meeting

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You invested in SANMINA CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on March 10, 2025.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 24, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* March 10, 2025 11:00 AM PDT
Virtually at: www.virtualshareholdermeeting.com/SANM2025

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect seven directors of Sanmina Corporation FOR each director nominee:
Nominees:
1a.	Jure Sola	For
1b.	Susan K. Barnes	For
1c.	David V. Hedley III	For
1d.	Susan A. Johnson	For
1e.	Joseph G. Licata, Jr.	For
1f.	Krish Prabhu	For
1g.	Mythili Sankaran	For
2.	To ratify the appointment of PricewaterhouseCoopers LLP as Sanmina Corporation’s independent registered public accounting firm for the fiscal year ending September 27, 2025.	For
3.	To approve, on an advisory (non-binding) basis, the compensation of Sanmina Corporation’s named executive officers.	For
4.	To approve the reservation of an additional 1,000,000 shares of common stock for issuance under the 2019 Equity Incentive Plan of Sanmina Corporation.	For
5.	To consider one stockholder proposal, if properly presented at the Annual Meeting.	Against
And, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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